INVESCO VARIABLE INVESTMENT FUNDS, INC.
                         INVESCO VIF - Total Return Fund

                  Supplement dated June 30, 2003 to Prospectus
                              dated April 30, 2003

          This Supplement supercedes the Supplement dated June 12, 2003


Effective  July 1, 2003,  the  section  of the  Prospectus  entitled  "Portfolio
Managers" is amended to (i) delete the second and third paragraphs and (ii) substitute the following in their place:

Effective July 1, 2003, the below referenced portfolio managers are dual employees of INVESCO Funds Group, Inc. (the "advisor") and INVESCO Institutional (N.A.), Inc. through its INVESCO National Asset Management Group ("INVESCO-NAM Portfolio Group") or INVESCO Fixed Income Division ("INVESCO Fixed Income").

KEN BOWLING has been responsible for the Fund since July 1, 2003. He has been with INVESCO Fixed Income since 1993 and is a portfolio manager of the Fund. Ken earned a Bachelor of Science degree in Mechanical Engineering and a Masters in Engineering from the University of Louisville. Before joining INVESCO Fixed Income, he was a Lead Engineer with General Electric, and a Project Engineer with General Motors prior to that.

MICHAEL HEYMAN has been responsible for the Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group and is portfolio manager of the Fund. He has more than 25 years of investment management experience. Mick is a graduate of Northwestern University, a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts.

RICHARD  KING has been  responsible  for the Fund since July 1, 2003.  He joined
INVESCO Fixed Income in 2000, bringing 16 years of fixed income portfolio management experience. Prior to INVESCO Fixed Income, Rich spent 10 years with Criterion Investment Management, where he served as Chairman of the Core Sector Group.

STEVE JOHNSON has been responsible for the Fund since July 1, 2003. He joined INVESCO Fixed Income in May of 1991. As Chief Investment Officer of INVESCO Fixed Income, he is responsible for all phases of the fixed income investment process. Steve began his investment career in 1986 with American General Corporation in Houston, Texas as a fixed income trader.

MARK LATTIS has been responsible for the Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group and is a portfolio manager of the Fund. He has more than 10 years of investment management experience. After completing his undergraduate studies at the University of Louisville, Mark went on to earn an MBA from the University of Kentucky. He is a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts and currently serves as its President.